SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:

                                 July 31, 2003



                            Avatech Solutions, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



            001-31265                                  84-1035353
-----------------------------------        -------------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)



              1400A Cronridge Drive, Owings Mills, Maryland 21117
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              (Address of Principal Executive Offices)     (Zip Code)


                                 (410) 581-8080
                     -------------------------------------
                        (Registrant's telephone number)

Item 5. Other Events.

     Registrant issued a press release on July 31, 2003 reporting that it had entered into a distribution agreement with Dassault Systemes Corp. ("Dassault"), pursuant to which registrant will significantly expand its North American marketing, sales and services with integrated SMARTEAM Product Lifestyle Management (PLM) solutions from Dassault. Reference is made to the press release dated July 31, 2003, the text of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits:  The  following  exhibits  are filed as part of this Current
Report:

          99.1 Press Release dated July 31, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: August 4, 2003               Avatech Solutions, Inc.

                                        By:   /s/  Donald R. "Scotty" Walsh
                                           -------------------------------------
                                           Donald R. "Scotty" Walsh
                                           Chief Executive Officer

                                                                    Exhibit 99.1

                Dassault Systemes and Avatech Solutions Finalize
                 SMARTEAM PLM Solutions Distribution Agreement


Paris, France and Baltimore, Maryland - July 31, 2003 - Dassault Systemes (Nasdaq: DASTY; Euronext Paris: #13065, DSY.PA), and Avatech Solutions, Inc., (OTCBB:AVSO.OB) today announced the signing of a distribution agreement under which Avatech will significantly expand its North America marketing, sales and services with integrated SMARTEAM Product Lifecycle Management (PLM) solutions from Dassault Systemes.

As a Dassault Systemes Business Partner, Avatech will bring the SMARTEAM PLM solution to its existing 18,000-customer base. Dassault Systemes will provide an initial investment to enable Avatech to ramp up its practice and will benefit from Avatech's focus on the SMB (small and medium-size businesses) space - the highest growing segment of the PLM market.

"We are very pleased about our partnership with Avatech. The creation of Avatech's PLM Practice centered around Dassault Systemes PLM solutions will bring tremendous value to Avatech's customers and Dassault Systemes," said Philippe Forestier, executive vice president Alliances, Marketing and Communications, Dassault Systemes. "Our partnership will allow us to better reach out to the mid-market in North America, especially in the Building Design Industry, and consequently to increase our market share in this segment."

Leveraging Digital Design Assets
Dassault Systemes PLM solutions help organizations innovate, improve quality, and reduce both costs and product development times. They also help companies collaborate internally, across geographic boundaries and with suppliers. Avatech's PLM practice will enable the delivery of complete PLM solutions to companies in a variety of industries, including manufacturing, building design, facilities management, homeland security, pharmaceuticals and petro-chemicals - allowing these organizations to capitalize on their digital design assets while having their needs met from a single-source provider.

"This agreement represents a strategic step in establishing Avatech as a premier player in the PLM space and introducing it to multiple key markets," said Scotty Walsh, CEO of Avatech Solutions. "Our customers want a market-proven PLM solution with multi-CAD platform support. SMARTEAM fits that profile and will play a key role in diversifying and rounding out our solutions offering."

Dedicated PLM Team
Avatech's go-to-market strategy includes the formation of a sales and technical team dedicated to the PLM practice. This team of highly skilled, industry-experienced individuals will work in conjunction with the existing national sales and service organization, ensuring that customers' broad range of product and service needs are met.

About SmarTeam Corporation Ltd.
SmarTeam Corporation Ltd. develops, markets, and supports rapidly implemented, yet totally customizable, product lifecycle collaboration solutions that drive efficiency, quality and responsiveness for customer centric organizations and their value chains. Founded in 1995, SmarTeam is one of the fastest-growing companies in the PLM market with over 2,500 customers worldwide, and a broad solutions portfolio that enables manufacturing organizations and their supply chains to efficiently manage and collaborate on product information from concept through realization. SmarTeam's solutions help companies gain improvements in product quality, reduce costs, expedite project turnaround, comply with industry standards, and shorten time-to-market. SMARTEAM products are marketed through the IBM global organization and other leading resellers on every continent. Information about SmarTeam is available at http://www.smarteam.com.

About Dassault Systemes
As world leader in PLM (Product Lifecycle Management) solutions, the Dassault Systemes group brings value to more than 65,000 customers in 80 countries. A pioneer in the 3D software market since 1981, Dassault Systemes develops and markets PLM application software and services that support industrial processes and provide a 3D vision of the entire life cycle of products from conception to retirement. Its offering includes integrated PLM solutions for product development (CATIA, ENOVIA, DELMIA, SMARTEAM), general-use 3D solutions (SolidWorks), and 3D components (SPATIAL). Dassault Systemes is listed on the Nasdaq (DASTY) and Euronext Paris (#13065, DSY.PA) stock exchanges. For more information, visit http://www.3ds.com.

About Avatech Solutions

Avatech Solutions, Inc. (OTCBB: AVSO.OB) is a leading provider of design automation and PLM solutions for the manufacturing, building design, engineering markets. Headquartered in Owings Mills, Maryland, the company specializes in software development, technical support, training and consulting aimed at improving design and documentation efficiencies and the seamless integration of workflow processes.

Avatech is one of the largest integrators of Autodesk software worldwide and a leading provider of engineering document management solutions. The company serves 18,000 clients worldwide including the industry leaders from Fortune 500 and Engineering News Record's Top 100 companies. Visit http://www.avatechsolutions.com for more information.


Avatech Press Contact:               Dassault Systemes Press        Dassault Systemes Investor
----------------------               -----------------------        --------------------------

Melody Craigmyle                     Contacts:                      Contacts:
410-581-8080                         Anthony Marechal               Emma Rutherford, Harriet Keen
MCraigmyle@avatechsolutions.com      +33 1 55 49 84 21              Financial Dynamics
                                     anthony_marechal@ds-fr.com     +44 207 831 3113


This press release contains forward-looking statements about the expectations, beliefs, plans, intentions and strategies of Avatech Solutions, Inc. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. A description of risks and uncertainties attendant to Avatech and its industry, and other factors that could affect Avatech's financial results, are included in Avatech's Securities and Exchange Commission filings, including, but not limited to, the annual report on Form 10-KSB for the year ended December 31, 2001 of PlanetCAD, Inc. (now Avatech Solutions, Inc.), quarterly reports on Form 10-QSB for the quarters ended March 31, and September 30, 2002, the Proxy Statement/Prospectus included in PlanetCAD's registration statement on Form S-4 relating to the PlanetCAD-Avatech merger, the current report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2003 and the quarterly report on Form 10-Q for the quarter ended March 31, 2003. Investors and shareholders may obtain a free copy of the documents filed by Avatech Solutions, Inc. with the Commission at the Commission's web site at www.sec.gov. The documents also may be obtained for free by directing a request to Melody Craigmyle, Director of
Corporate        Communications       at       410-581-8080       or       email
MCraigmyle@avatechsolutions.com
-------------------------------

SMARTEAM is a registered trademark of Dassault Systemes. All other brand names, product names, or trademarks belong to their respective holders.